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                                                                    EXHIBIT 10.1

                               FIRST AMENDMENT TO
                      LEISURE TIME CASINOS & RESORTS, INC.
                         1997 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN


         THIS FIRST AMENDMENT ("Amendment") is made as of this 10th day of May, 1999 to the Leisure Time Casinos & Resorts, Inc. ("Company") 1997 Incentive and Nonstatutory Stock Option Plan ("Plan"). In the event of any conflict between the terms of this Amendment and the terms of the Plan, the terms of this Amendment shall control. All capitalized terms not defined in this Amendment shall have their respective meanings set forth in the Plan.

         The Plan shall be amended as follows:

         1. STOCK SUBJECT TO THE PLAN. The first sentence of Section 3 of the Plan is hereby deleted and replaced with the following sentence:

         "Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 4,500,000 shares of Common Stock."

         2. AMENDMENT AND TERMINATION OF THE PLAN. Subsection 13.a.(i) of the Plan is hereby deleted and replaced with the following:

         "(i) An increase in the number of Shares subject to the Plan above 4,500,000 Shares, other than in connection with an adjustment under
         Section 11 of the Plan;"

         3. RATIFICATION. Except as modified herein, the terms and conditions of the Plan are hereby ratified by this Amendment.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment effective as of the date first set forth above.

                                     LEISURE TIME CASINOS & RESORTS, INC.,
                                     a Colorado corporation



                                     By: /s/ Alan N. Johnson
                                         ---------------------------------------
                                         Alan N. Johnson, President